UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2009

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 26, 2009, First Niagara Financial Group, Inc. (“First Niagara”), the holding company for First Niagara Bank, and Harleysville National Corporation (“Harleysville”), the holding company for Harleysville National Bank, announced that they had entered into a definitive Merger Agreement pursuant to which Harleysville will merge into First Niagara (the “Merger”). Immediately after the Merger, Harleysville National Bank will merge into First Niagara Bank (the “Bank Merger”).

Under the terms of the Merger Agreement, included as Exhibit 2.1, stockholders of Harleysville will receive 0.474 shares (the “Exchange Ratio”) of First Niagara stock for each share of common stock they own, subject to adjustment as described below. The Merger Agreement establishes loan delinquency thresholds and provides for a reduction in the Exchange Ratio in the event loan delinquencies of Harleysville are equal to or greater than $237,500,000 as of a month end prior to the closing. The loan delinquency thresholds and corresponding Exchange Ratio adjustments are set forth on Exhibit C to the Merger Agreement.

The Merger Agreement contains (a) customary representations and warranties of Harleysville and First Niagara, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, reports and regulatory matters, financial statements, and compliance with law, (b) covenants of Harleysville and First Niagara to conduct their respective businesses in the ordinary course until the Merger is completed; and (c) covenants of Harleysville and First Niagara not to take certain actions during such period. Harleysville has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Consummation of the Merger is subject to certain conditions, including, among others, approval of the Merger by shareholders of Harleysville, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, effectiveness of the registration statement filed with the SEC to register shares of First Niagara common stock to be offered to Harleysville shareholders, receipt of authorization to list the shares of First Niagara on the Nasdaq Global Select Market, absence of a material adverse effect (including loan delinquencies equal to or greater than $350,000,000), receipt of tax opinions, and obtaining material permits and authorizations for the lawful consummation of the Merger and the Bank Merger.

The Merger Agreement contains certain termination rights for Harleysville and First Niagara, as the case may be, applicable upon: final, non-appealable denial of required regulatory approvals or injunction prohibiting the transactions contemplated by the Merger Agreement, if the Merger has not been completed by July 31, 2010, certain decreases in the price of First Niagara’s common stock, a breach by the other party that is not or cannot be cured within 30 days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; Harleysville’s shareholders failing to approve the transaction by the required vote, entry by the Board of Directors of Harleysville into an alternative business combination transaction or the failure by the Board of Directors of Harleysville to recommend the Merger to its stockholders.

Each of the directors of Harleysville has entered into a Voting Agreement, substantially in the form of Exhibit A of the Merger Agreement, dated as of July 26, 2008, with First Niagara, pursuant to which each such director has agreed, among other things, to vote all shares of common stock of Harleysville owned by him or her in favor of the approval of the Merger at special shareholder’s meeting to vote upon the Merger.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (d) may have been included in the Merger Agreement for the purpose of allocating risk between Harleysville and First Niagara rather than establishing matters as facts. Accordingly, the

Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

The foregoing description of the of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which is incorporated into this report by reference. The schedules to the Merger Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon its request.

Forward Looking Statements

Except for historical information, all other information in this filing consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors that may cause actual results to be materially different from those expressed or implied in the forward-looking statements. Important factors that could cause the statements made to differ include that the transaction is subject to a number of conditions and approvals and that the final Exchange Ratio is subject to adjustment. Other important factors are discussed under the caption “Forward-Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2008 and in subsequent filings made prior to or after the date hereof.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and between First Niagara Financial Group, Inc. and Harleysville National Corporation, dated July 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
(Registrant)

Dated: July 28, 2009	/s/ George S. Rapp
George S. Rapp
Executive Vice President, and Chef Financial Officer

Exhibit Index

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and between First Niagara Financial Group, Inc. and Harleysville National Corporation, dated July 26, 2009

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